EXHIBIT 23.1

                    CONSENT OF INDEPENDENT PUBLIC ACCOUNTANTS

         As independent public accountants, we hereby consent to the incorporation by reference in this registration statement of our reports dated February 28, 1997, included in AMF Bowling, Inc.'s Form S-1 Registration Statement No. 333-34099, and to all references to our Firm included in this Form S-8 Registration Statement.



                                            ARTHUR ANDERSEN LLP

         Richmond, Virginia
         December 4, 1997